                                                                       Exhibit q

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Megan L. Dunphy, Adam M. Kanzer,
Carole M. Laible, Steven D. Lydenberg, Christina M. Povall and Maurizio Tallini,
and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust, Domini Institutional Trust,
Domini Advisor Trust (each, a "Trust"), and Domini Social Trust (the "Master
Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the
Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of October, 2005.

                                        /s/ Amy L. Domini
                                        ----------------------------------------
                                        Amy L. Domini

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Steven D. Lydenberg, Christina M. Povall and Maurizio Tallini,
and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust, Domini Institutional Trust,
Domini Advisor Trust (each, a "Trust"), and Domini Social Trust (the "Master
Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the
Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of October, 2005.

                                        /s/ Carole M. Laible
                                        ----------------------------------------
                                        Carole M. Laible

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust, Domini Institutional Trust, Domini
Advisor Trust (each, a "Trust"), and Domini Social Trust (the "Master Trust"),
or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of October, 2005.

                                        /s/ Julia Elizabeth Harris
                                        ----------------------------------------
                                        Julia Elizabeth Harris

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust, Domini Institutional Trust, Domini
Advisor Trust (each, a "Trust"), and Domini Social Trust (the "Master Trust"),
or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of October, 2005.

                                        /s/ Kirsten S. Moy
                                        ----------------------------------------
                                        Kirsten S. Moy

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust, Domini Institutional Trust, Domini
Advisor Trust (each, a "Trust"), and Domini Social Trust (the "Master Trust"),
or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of October, 2005.

                                        /s/ William C. Osborn
                                        ----------------------------------------
                                        William C. Osborn

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust, Domini Institutional Trust, Domini
Advisor Trust (each, a "Trust"), and Domini Social Trust (the "Master Trust"),
or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of October, 2005.

                                        /s/ Karen Paul
                                        ----------------------------------------
                                        Karen Paul

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust, Domini Institutional Trust, Domini
Advisor Trust (each, a "Trust"), and Domini Social Trust (the "Master Trust"),
or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of October, 2005.

                                        /s/ Gregory A. Ratliff
                                        ----------------------------------------
                                        Gregory A. Ratliff

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust, Domini Institutional Trust, Domini
Advisor Trust (each, a "Trust"), and Domini Social Trust (the "Master Trust"),
or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of October, 2005.

                                        /s/ John L. Shields
                                        ----------------------------------------
                                        John L. Shields

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust, Domini Institutional Trust, Domini
Advisor Trust (each, a "Trust"), and Domini Social Trust (the "Master Trust"),
or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 26th day of October, 2005.

                                        /s/ Frederick C. Williamson, Sr.
                                        ----------------------------------------
                                        Frederick C. Williamson, Sr.